ENVIROWALL INC.
(A Development Stage Company)

FINANCIAL STATEMENTS AND
SUPPLEMENTARY INFORMATION

Years Ended
December 31, 2001, 2000 and 1999

TABLE OF CONTENTS

                                                                                Page No.

        ACCOUNTANT'S REPORT ON FINANCIAL STATEMENTS ..............................  1

        FINANCIAL STATEMENTS

        SUPPLEMENTARY INFORMATION

                ACCOUNTANT'S REPORT ON
                  SUPPLEMENTARY INFORMATION ......................................  9

                Schedule of Funds Invested in Developing
                  the EnviroWall Technology ...................................... 10

i

JOHN J. ESQUIVEL
CERTIFIED PUBLIC ACCOUNTANT
A Professional Corporation
401 Whitney Ave., Suite 322
Gretna, Louisiana 70056

(504) 362-7133
Fax (504)366-2421
E-mail:
jjesquivel@aol.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
EnviroWall, Inc.
Marrero, Louisiana

We have audited the accompanying balance sheets of EnviroWall, Inc. (a development stage company and a Louisiana corporation) as of December 31, 2001, and the related statements of income, changes in stockholder’s equity, and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EnviroWall, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the company will continue as a going concern which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. As discussed in Note A to the financial statements, the company is currently a development stage enterprise with limited cash and no source of operating revenue. There is no assurance that the company will continue as a going concern and the financial statements do not include any adjustments that might result from this uncertainty.

/s/ John J. Esquivel
Gretna, Louisiana
April 1, 2002

EnviroWall, Inc.
(A Development Stage Company)
BALANCE SHEETS

                                                        December 31,   March 31,
                                                           2001          2002
                                                        -----------    --------
                                                                     (Unaudited)

                               ASSETS

CURRENT ASSETS
  Cash ................................................  $  19,453    $     445
                                                          --------     --------
OTHER ASSETS
  Equipment ...........................................    150,000      150,000
  Patents .............................................     50,000       50,000
                                                          --------     --------
TOTAL ASSETS ..........................................  $ 219,453    $ 200,445
                                                          ========     ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Note payable ........................................  $ 250,000    $ 250,000
  Accounts payable ....................................       --         30,334
  Accrued liabilities .................................      2,618        6,918
                                                          --------     --------
     Total current liabilities ........................    252,618      287,252
                                                          --------     --------
LONG-TERM LIABILITIES
Due to Affiliated Company .............................    150,000      150,000
                                                          --------     --------

STOCKHOLDERS' EQUITY (DEFICIT)
  Common Stock, no par value
    1,000,000 shares authorized, 1,000
      shares issued and outstanding ...................      1,000        1,000
  Accumulated Deficit:
    Prior to entering the development stage ...........   (151,000)    (151,000)
    During the development stage ......................    (33,165)     (86,807)
                                                          --------     --------
       Total Stockholders' Equity (Deficit) ...........   (183,165)    (236,807)
                                                          --------     --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ............  $ 219,453    $ 200,445
                                                          ========     ========

See accompanying notes and accountants’ report

EnviroWall, Inc.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

                                                        For the        From
                                                         Three      January 1,
                                 For the Years Ended     Months        2001
                                     December 31,         Ended      through
                                 --------------------   March 31,    March 31,
                                    2001       2000       2002         2002
                                    ----       ----     ---------    --------
                                                       (unaudited) (unaudited)

REVENUE: ....................   $   --      $   --     $   --      $   --
                                --------    --------   --------    --------

OPERATING COSTS AND EXPENSES:

  General and administrative      31,850        --       46,725      78,575
  Interest expense ..........      1,315        --        6,917       8,232
                                --------    --------   --------    --------
      Total .................     33,165        --       53,642      86,807
                                --------    --------   --------    --------
       Net Loss .............   $(33,165)   $   --     $(53,642)   $(86,807)
                                ========    ========   ========    ========

See accompanying notes and accountants’ report

EnviroWall, Inc.
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
For the Period January 1, 2000 through March 31, 2002

                                                              Accumulated Deficit
                                                          ---------------------------     Total
                                                          Prior to the    During the   Stockholders
                                                Common     Development    Development    Equity
                                      Shares     Stock        Stage           Stage      (Deficit)
                                      ------    ------     ------------   -----------  ----------

Balance at January 1, 2000 .......     1,000   $   1,000    $(151,000)         N/A    $(150,000)

Year Ended December 31, 2000

  No Activity ....................      --          --           --            N/A         --
                                   ---------   ---------    ---------    ---------    ---------

  Balance at December 31, 2000 ...     1,000       1,000     (151,000)         N/A     (150,000)

Year Ended December 31, 2001

  Net Loss .......................      --          --           --        (33,165)     (33,165)
                                   ---------   ---------    ---------    ---------    ---------

  Balance at December 31, 2001 ...     1,000       1,000     (151,000)     (33,165)    (183,165)

  Net Loss (unaudited) ...........      --          --           --        (53,642)     (53,642)
                                   ---------   ---------    ---------    ---------    ---------

  Balance at March 31, 2002
      (unaudited) ................     1,000   $   1,000    $(151,000)   $ (86,807)   $(236,807)
                                   =========   =========    =========    =========    =========

See accompanying notes and accountants’ report

EnviroWall, Inc.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

                                                                           For the        From
                                                                             Three      January 1,
                                                    For the Years Ended      Months        2001
                                                        December 31,         Ended       through
                                                    --------------------    March 31,    March 31,
                                                     2001         2000        2002         2002
                                                     ----         ----      --------    ---------
                                                                          (unaudited)  (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss ...................................   $ (33,165)   $    --     $ (53,642)   $ (86,807)
  Increase in accounts payable
      and accrued liabilities ................       2,618         --        34,634       37,252
                                                 ---------    ---------   ---------    ---------
    NET CASH USED BY OPERATING ACTIVITIES ....     (30,547)        --       (19,008)     (49,555)

CASH FLOWS FROM INVESTING ACTIVITIES:

  Purchase of Patent Interest and Equipment ..    (200,000)        --          --       (200,000)
                                                 ---------    ---------   ---------    ---------
    NET CASH USED BY INVESTING ACTIVITIES ....    (200,000)        --          --       (200,000)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Short-Term Borrowings ........     250,000         --          --        250,000
                                                 ---------    ---------   ---------    ---------
    NET CASH FROM FINANCING ACTIVITIES .......     250,000         --          --        250,000
                                                 ---------    ---------   ---------    ---------
    NET INCREASE (DECREASE) IN CASH ..........      19,453         --       (19,008)         445
    CASH AT BEGINNING OF PERIOD ..............        --           --        19,453         --
                                                 ---------    ---------   ---------    ---------
    CASH AT END OF PERIOD ....................   $  19,453    $    --     $     445    $     445
                                                 =========    =========   =========    =========

See accompanying notes and accountants’ report

EnviroWall, Inc.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

EnviroWall, Inc. (the “Company”), a Louisiana Corporation, was incorporated in February 1994, to act as a holding company for Barrier Member Containment Corporation (“BMC”), a sister company with common ownership. BMC was originally formed in 1990 to conducted the research and development of an innovative groundwater barrier system used to contain, capture and remediate contaminated groundwater and hazardous substances. This system, which is guarded by three U.S. patents, is hereinafter referred to as the “Technology”.

Once the Technology was sufficiently developed, the Company was formed and BMC became the operating entity to conduct the installations of the Technology on a commercial basis. At that time the Company was not considered a development stage enterprise for financial statement reporting purposes, because: a) its planned operations had already begun; and b) revenue had been and was expected to be generated from the installation of Technology.

To provide working capital for operations, the Company initially borrowed $590,000 in June 1994 from Morgan Franklin Fund, Ltd. (“MFF”), a venture capital group. Unfortunately, cash flow from operations did not support servicing the entire debt and the Company defaulted on the note early in 1996 when it had an outstanding principal balance of $290,000. MFF promptly foreclosed on the collateral, which consisted of substantially all of the assets of both BMC and the Company, including an interest in the all the patents protecting the Technology.

The Company essentially lay dormant after MFF’s foreclose until late in 2001 when it was able to borrow $250,000 and attempt to reestablish its business. The Company used $200,000 of these funds to repurchase all the assets seized by MFF in the 1996 foreclosure. This purchase price was allocated as follows: Equipment - $150,000; Patents - $50,000. Such factors as the original cost of the items, the current estimated replacement cost and other factors were considered in making the allocation.

For financial statement reporting purposes, the Company has been considered a development stage enterprise ever since it came out of dormancy in 2001. The Company is currently attempting to establish a market for its Technology, specifically targeting local, state and federal agencies as well as certain business enterprises that need to contain and/or dispose of contaminated groundwater.

NOTE B - EQUIPMENT:

The equipment consists of specialized trench “Guide Boxes” that provide structural support to stabilized the trench walls during the installation process. These guide boxes will be depreciated on a straight line basis over their estimated useful life, currently estimated at five years.

The costs of normal maintenance and repairs will be charged to operating expenses as incurred. Material expenditures which increase the life of an asset will be capitalized and depreciated over the estimated remaining useful life of the asset. The cost of assets sold, or otherwise disposed of, and the related accumulated depreciation or amortization will be removed from the accounts, and any gains or losses will be reflected in current operations.

NOTE C - PATENTS:

The following is a listing of the U.S. Patents and Patent Applications associated with the Technology that the company proposes to use for controlling hydrologic conditions on groundwater sites:

EnviroWall, Inc.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(continued)

Serial         Patent                 Title                            Issue

07/398,613     5,106,233     Hazardous Waste Containment System       04/21/92

07/831,555     5,240,348     Method of Hazardous Containment System   08/31/93

07/985,944     5,259,705     Guide Box Assembly System for in
                               Ground Barrier Installation            11/09/93

07/986,241     5,360,293     In Ground Barrier Member Interlocking
                               Joint and Seal System                  10/11/94

08/-93,524     5,354,149     In Ground Barrier System with Pass
                               Through                                11/01/94

08/320,431     5,551,807     ln Ground Barrier System, Dispenser
                               Box                                    09/03/96

All of the above patents had expired during the period of dormancy because the maintenance fees had not been paid in a timely manner. However, three patents, numbered 5,106,233, numbered 5,259,705, and numbered 5,551,807 were reinstated after petitions to Accept Unintentionally Delayed payment of Maintenance Fee in an Expired Patent were filed with the Patent Office in December, 2001. The maintenance of the other two patents is no longer considered necessary to protect the Technology and therefore the company does not anticipate filing for their reinstatement.

The company owns a 1% undivided interest in the above patents (which was purchased from MFF in December 2001) and has entered into: 1) an Exclusive Patent License Agreement for the sole shareholder’s 89% interest in the licensed patents identified above, and 2) an Exclusive Patent Sub-License Agreement for the sole shareholder’s 10% of the licensed patents, as granted by an agreement between the Company’s sole shareholder and an owner group. The license and sub-license agreements allow the company to manufacture, use, sell and otherwise practice the licensed Technology.

The costs of the patents will be accounted for in accordance with Financial Accounting standards No. 142, entitled “Goodwill and Other Intangible Assets” (“SFAS 142”). Accordingly, the patent costs will not be amortized on a periodic basis. However, these costs will be tested for impairment on at least an annual basis.

NOTE D - NOTE PAYABLE:

On December 7, 2001 the company borrowed $250,000 from David A. Melman & Associates, LLC, with interest at 8.00%, due April 6, 2002. The note is secured by a security interest in and to a 1% interest in the patented Technology of the company as listed in Note C - Patents.

NOTE E - INCOME TAXES:

As of December 31, 2001 the company has loss carryforwards totaling $33,165 that may be offset against future taxable income. If not used, the carryforwards will expire in the year 2021.

NOTE F - AMOUNTS DUE BMC:

At December 31, 2001, the company owed BMC, an affiliated entity with common ownership, $150,000 for costs incurred on its behalf prior to MFF’s foreclosure.